                 [LETTERHEAD OF ARTHUR ANDERSEN APPEARS HERE]

                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File No. 333-36741, File No. 333-45311 and File No. 333-65907.



                                                    /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 29, 1999